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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 2002



                              PURE RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)



               Delaware                    001-15899            74-2952918
    (State or other jurisdiction of       (Commission        (I.R.S. Employer
    incorporation or organization)        File Number)      Identification No.)



           500 West Illinois
            Midland, Texas                                             79701
(Address of principal executive offices)                            (Zip Code)



       Registrant's Telephone Number, including area code: (915) 498-8600



                                 Not applicable
   (Former name, former address and former fiscal year, if changed since last report)

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Item 7. Exhibits.

(c)     Exhibits.

        The following exhibit is furnished under Item 9 as part of this Current Report on Form 8-K:

        99.1   Press Release dated September 4, 2002

Item 9. Regulation FD Disclosure.

        Pure Resources, Inc. ("Pure") issued a press release on September 4, 2002 recommending that its stockholders reject an unsolicited mini tender offer made by TRC Capital Corporation for up to 1,000,000 shares of common stock of Pure, or approximately 1.99% of the outstanding shares. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PURE RESOURCES, INC.


                                                By: /s/ Darin G. Holderness
                                                    ----------------------------
                                                    Darin G. Holderness,
                                                    Assistant Controller


Date: September 4, 2002